UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CISO Global, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Registered Stockholder:

Number of Shares:

Control Number:

IMPORTANT INVESTOR INFORMATION - YOUR VOTE COUNTS!

Notice of Internet Availability of Proxy Materials

Your name, number of shares and Control Number appear in the upper-left-hand corner of this Notice for online voting purposes.

To vote your shares, please follow the instructions listed below.

Important Notice Regarding the Availability of Proxy Materials for CISO GLOBAL, INC. STOCKHOLDER Meeting to Be Held on nOVEMBER 19, 2026 (“2026 Annual Meeting”)

(1). This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting.

(2). The proxy statement and annual report to security holders are available at http://onlineproxyvote.com/CISO/2026

(3). If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 5th, 2026 to facilitate timely delivery.

CISO Global, Inc. 2026 Annual Meeting will be held on November 19th, at 1:00 pm. local time, at 6900 E. Camelback Road, Suite 900, Scottsdale, Arizona 85251. A description of the matters to be voted on, and the recommendations of the Board of Directors regarding these matters, appear on the second page of this notice. Instructions for voting your shares also appear below.

How to vote online:

Step 1: Go to http://onlineproxyvote.com/CISO/2026 at any time 24 hours a day.
Step 2: Enter your control number as included in this Notice and click “submit” to access the proxy materials.
Step 3: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 4: To vote online, click on the designated link and follow the on-screen instructions.

How to receive a copy of the proxy materials by mail or e-mail for this meeting or for future stockholder meetings:

Telephone: Call the Company’s transfer agent, Securities Transfer Corporation, at (469) 633-0101.

Email: Send an email with “CISO Global Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request, to: proxyvote@stctransfer.com

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.

Proposals to be voted on at CISO Global, Inc. Annual Meeting are listed below along with the recommendations of the Board of Directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS; “FOR” THE AUDITOR RATIFICATION PROPOSAL; “FOR” THE REVERSE STOCK SPLIT PROPOSAL; AND “FOR” THE ADJOURNMENT PROPOSAL.

1.	PROPOSAL 1: ELECTION OF DIRECTORS: To elect as directors each of the nominees listed below to serve until our next annual meeting of stockholders and until their successors are elected and qualified.

a.	Philip Balatsos
b.	Mohsen (Michael) Khorassani
c.	Andrew Hancox
d.	David G. Jemmett
e.	Andrew K. McCain

2.	PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL: To ratify the appointment of Semple, Marchal & Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2026.

3.	PROPOSAL 3: REVERSE STOCK SPLIT PROPOSAL: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock by a ratio of not less than 1-for-2 and not more than 1-for-50, with the exact ratio to be determined by the Board of Directors in its sole discretion.

4.	PROPOSAL 4: ADJOURNMENT PROPOSAL: To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of the Reverse Stock Split Proposal.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.